INCOME AND MINING TAXES (Details 3) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Income and mining taxes [Abstract]
Balance at the beginning of the year	$ (230.3)	$ (275.5)
Recognized in net loss	139.2	20.0
Recognized in other comprehensive income	1.8	20.4
Recognized as reduction in mineral properties	(43.6)	(6.9)
Recognized as foreign exchange	50.3	12.0
Other	2.0	(0.3)
Reclassified as held-for-sale	(18.2)	0.0
Total movement in the net deferred tax liabilities	$ (78.7)	$ (230.3)